                                                                    EXHIBIT 99.1



INFORMATIONAL ADDENDUM TO REPORT ON FORM 10-K PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

    Solely for the purpose of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to this Report on Form 10-K, the undersigned herby certify that this report on Form 10-K of Grant Prideco, Inc. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this report of Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Grant Prideco, Inc.


March 27, 2003                    /s/ Michael McShane
                                  --------------------
                                  Name: Michael McShane
                                  Title: President and Chief Executive Officer

                                  /s/ Louis A. Raspino
                                  --------------------
                                  Name: Louis A. Raspino
                                  Title: Senior Vice President and Chief
                                         Financial Officer